SUPPLEMENT DATED NOVEMBER 2, 1998
                                       TO
                          PROSPECTUS DATED MAY 1, 1998
                          WRL FREEDOM WEALTH CREATOR(SM)

For Contracts purchased after November 2, 1998, the following provisions apply.

The following information is added after the third paragraph on page 3 of the Prospectus under the heading "SUMMARY - Withdrawal Charge."

         For Contracts purchased as a Net Income Makeup Charitable Remainder Unitrust (NIMCRUT), upon the Surrender or partial withdrawal of Purchase
Payments paid beyond the Withdrawal Charge Period shown on page 11 of this Prospectus, no Withdrawal Charge will be imposed.

         Upon the partial withdrawal of Purchase Payments within the Withdrawal Charge Period, the Withdrawal Charge will equal the Purchase Payments paid within the Withdrawal Charge Period times the applicable Withdrawal Charge Percentage shown on page 11 of this Prospectus. Once each calendar quarter, the Owner may withdraw any portion of the Annuity Value in excess of the total Purchase Payments made without paying a Withdrawal Charge.

         Upon the Surrender of Purchase Payments within the Withdrawal Charge Period, the Withdrwawal Charge will equal the Purchase Payments paid within the Withdrawal Charge Period times the applicable Withdrawal Charge Percentage shown on page 11 of this Prospectus. Upon Surrender, the Purchase Payments subject to the Withdrawal Charge will not be reduced by any portion of the Annuity Value previously withdrawn which did not incur a Withdrawal Charge.

The following information is added after the table on page 11 of the Prospectus under the heading "CHARGES AND DEDUCTIONS - Withdrawal Charge."

         For NIMCRUT Contracts, upon Surrender or partial withdrawal of Purchase Payments paid beyond the Withdrawal Charge Period shown above, no Withdrawal Charge will be imposed.

         Upon the partial withdrawal of Purchase Payments within the Withdrawal Charge Period, the Withdrawal Charge will equal the Purchase Payments paid within the Withdrawal Charge Period times the applicable Withdrawal Charge Percentage shown above. Once each calendar quarter, the Owner may withdraw any portion of the Annuity Value in excess of the total Purchase Payments made without paying a Withdrawal Charge.

         Upon the Surrender of Purchase Payments within the Withdrawal Charge Period, the Withdrawal Charge will equal the Purchase Payments paid within the Withdrawal Charge Period times the applicable Withdrawal Charge Percentage shown above. Upon Surrender, the Purchase Payments subject to the Withdrawal Charge will not be reduced by any portion of the Annuity Value previously withdrawn which did not incur a Withdrawal Charge.

The following is added at the end of the section entitled "FEDERAL TAX MATTERS - Additional Considerations," on page 25 of the Prospectus.

6. Issues arising in connection with the ownership of certain annuity products by charitable remainder trusts are currently under extensive study by the Service. A competent legal or tax advisor should be consulted in connection with the purchase of the Contract by, or the transfer of the Contract to, a charitable remainder trust.


WRL00013-11/98